UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2008

STRATUS MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada

(State of Incorporation)

000-24477	86-0776876
(Commission File Number)	(I.R.S. Employer Identification No.)

8439 Sunset Boulevard, 3rd Floor, West Hollywood, CA	90069
(Address of Principal Executive Offices)	(Zip Code)

(323) 656-2222

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

 This amended Current Report on Form 8-K/A (the “8-K/A”) is being filed in order to file a correct copy of Exhibit 2.1, the Share Purchase Agreement dated July 27, 2008, by and among Stratus Media Group, Inc., on the one hand, and all of the shareholders of Exclusive Events S.A. (the “Purchase Agreement”).

The copy of the Purchase Agreement filed as Exhibit 2.1 to the registrant’s Current Report on Form 8-K, and filed on July 30, 2008 (the “Original 8-K”), differed from the actual Purchase Agreement that was executed by the parties thereto. Except for the replaced exhibit, this 8-K/A does not amend or update any other information contained in the Original 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement dated July 27, 2008, by and among Stratus Media Group, Inc., on the one hand, and all of the shareholders of Exclusive Events S.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUS MEDIA GROUP, INC.

Date: August 8, 2008	By:	/s/ PAUL FELLER
Paul Feller, Chief Executive Officer